SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2012

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2012, Full House Resorts, Inc. (“Full House”) entered into a Membership Interest Purchase Agreement (the “Agreement”) by and between Silver Slipper Gaming, LLC, Libra Securities, LLC, Ravich Revocable Trust of 1989, H.A.S. Holdings, Paul R. Alanis, Michelle Rebecca Alanis Trust U/T/D 1/1/1994, John Paul Alanis Trust U/T/D 1/1/1994, Justin Robert Alanis Trust U/T/D 1/1/1994, Brigitte Louis Alanis Trust Dated 1/1/1994, Ostrow Family Investments, LLC, Loren S. Ostrow Living Trust, Morrish Community Property Trust Dated 4/15/98, W&R Investments, Eben Paul Perison, W. Jonathan Finch, David C. Wang, Roger H. Lustberg, Richard J. Welch, Carl W. McKinzie, James Hamilton, Jeffrey L. Durocher, Robert W. Stockstill, Hal G. Byer, Gregory Bousquette, Michael L. Coster, Richard Coppersmith, Suzanne Nordberg, Jess M. Ravich, Richard Delaney, John N. Ferrucci, Dominick Cvitanovich, Leslie Clark (collectively, the “Seller”), Full House and Silver Slipper Casino Venture LLC (“Silver Slipper”).

Under the Agreement, Full House will purchase from Seller all of the outstanding membership interest of Silver Slipper, which operates a casino located in Hancock County, Mississippi commonly known as the Silver Slipper Casino, for a purchase price of $70 million, subject to certain closing adjustments. Upon execution of the Agreement, Full House deposited into escrow an amount of $2.5 million, which will be credited toward the purchase price at closing.

The Agreement provides for a closing by January 31, 2013, which may be extended under certain circumstances. The closing is subject to the completion of financing, licensing, and other customary conditions. There can be no assurance that the conditions to closing will be satisfied.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement which is attached as Exhibit 2.1 and incorporated herein by reference. A copy of the April 3, 2012 press release announcing the Agreement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.01	Membership Interest Purchase Agreement by and between the Sellers named therein, Full House Resorts, Inc. and Silver Slipper Casino Venture LLC, dated as of March 30, 2012. Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

99.1	Press release issued by Full House on April 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: April 5, 2012	/s/ Barth F. Aaron
Barth F. Aaron
Secretary/General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.01	Membership Interest Purchase Agreement by and between the Sellers named therein, Full House Resorts, Inc. and Silver Slipper Casino Venture LLC, dated as of March 30, 2012. Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

99.1	Press release issued by Full House on April 3, 2012.

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